SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: January 20, 2005
                        (Date of earliest event reported)


                            HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                     0-5411                 23-2413500
(State or other               (Commission              (IRS Employer
 jurisdiction of               File Number)             Identification
 incorporation)                                            Number)


101 North Point Boulevard, Lancaster, Pennsylvania       17601-4133
Address of principal executive offices)                  (Zip Code)



Registrant's telephone number including area code       (717) 735-8117


              ____________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     At a meeting of the Board of Directors held on January 20, 2005, David H. Lieberman, Esq. resigned as a director of Registrant and Carlos Campbell was appointed a director, effective immediately, to serve in Class III until the Annual Meeting of Stockholders in 2005. Mr. Campbell, an independent director under current SEC and Nasdaq rules and regulations, was also appointed to serve as a member of the Corporate Governance Committee and as Chairman of the Nominating Committee of the Board of Directors.

     Mr. Lieberman is a member of Beckman, Lieberman & Barandes, LLP which continues to act as counsel to Registrant.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         HERLEY INDUSTRIES, INC.


                                         By: /s/ Myron Levy
                                             Myron Levy
                                             Chief Executive Officer

Dated:  January 21, 2005.